Prospectus supplement	July 1, 2010

PUTNAM VARIABLE TRUST	Prospectus dated April 30, 2010

The Average annual total returns table in the Fund summaries—Putnam VT High Yield Fund—Investments, risks, and performance—Performance section is deleted in its entirety and replaced with the following:

Average annual total returns
(for periods ending 12/31/09)

Share class	1 year	5 years	10 years

Class IA	50.92%	5.63%	5.76%

Class IB	50.79%	5.40%	5.53%

JP Morgan Developed High
Yield Index (no deduction for	58.76%	6.44%	6.94%
fees or expenses)

HV-6464

PUTNAM INVESTMENTS	262780-7/10